SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2004

                         TII NETWORK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)


                 1-8048                                66-0328885
          ---------------------            ---------------------------------
          (Commission File No.)            (IRS Employer Identification No.)


        1385 Akron Street, Copiague, New York               11726
        -------------------------------------           -------------
       (Address of Principal Executive Offices)           (Zip Code)


                                 (631) 789-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On December 8, 2004, the Board of Directors of the Company appointed Kenneth A. Paladino as the Company's Chief Operating Officer. Mr. Paladino will also continue to serve as the Company's Chief Financial Officer. A copy of the Company's press release dated December 10, 2004 announcing this additional appointment is attached hereto as Exhibit 99.1 to this Report.

         As set forth in the Company's Proxy Statement dated October 25, 2004 relating to the Company's Annual Meeting of Stockholders held on December 8, 2004, Mr. Paladino, 47, has been Vice President-Finance and Chief Financial Officer of the Company since September 2000 and Treasurer since June 2001. From February 2000 until he joined the Company, Mr. Paladino was an independent consultant. Prior thereto, Mr. Paladino served as Chief Financial Officer from 1995 until February 2000, and for six years prior thereto as Corporate
Controller, of EDO Corporation, a designer and manufacturer of advanced electronic and electro-mechanical systems. Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.

Item 9.01    Financial Statements and Exhibits.

             (a) Financial Statements of Businesses Acquired: None

             (b) Pro Forma Financial Information:             None

             (c) Exhibits:

                 99.1  The Company's press release dated December 10, 2004.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TII NETWORK TECHNOLOGIES, INC



Date: December 10, 2004                       By: /s/ Timothy J. Roach
                                                  ------------------------------
                                                  Timothy J. Roach,
                                                  President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description

99.1         The Company's Press Release dated December 10, 2004.


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